LEASE ADDENDUM


         This LEASE ADDENDUM ("Addendum") is made to the Commercial Lease and Exhibits dated as of June 29, 1995 (collectively, the "Lease"), by and between MAGNOLIA SQUARE, a partnership ("Landlord"), and PLANET KIDS, INC., a corporation ("Tenant").

         Tenant and Landlord hereby agree that notwithstanding anything contained in the Lease to the contrary, the provisions set forth below will be deemed to be a part of the Lease and shall supersede, to the extent appropriate, any contrary provision in the Lease. All references in the Lease and in this Addendum shall be construed to mean the Lease and Exhibits, as amended and supplemented by this Addendum. All defined terms used in this Addendum, unless specifically defined in this Addendum, shall have the same meaning as such terms have in the Lease.

         1. Consent/Duty to Act Reasonably. Regardless of my reference to the words "sole" or "absolute" (but except for matters (a) which involve security for the Shopping center, (b) which will have an adverse effect on the (i) structural integrity of the Building or (ii) the Building's plumbing, heating, life safety, ventilating, air-conditioning, mechanical or electrical systems ("Building Systems"), or (c) which could affect the exterior appearance of the Building, whereupon in each such case Landlord's duty is to act in good faith and in compliance with the Lease), any time the consent of Landlord or delayed. Whenever the Lease grants Landlord or Tenant the right to take action, exercise discretion, establish rules and regulations or make allocations or other determinations, Landlord and Tenant shall act reasonably and in good faith and take no action which must result in the frustration of the reasonable expectations of a sophisticated tenant or landlord concerning the benefits to be enjoyed under the Lease.

         2. Quality of Construction - Standard for Maintenance, Repairs and Operation. Tenant accepts the building and premises in an "as is" condition. Landlord warrants and represents that the existing tenant will vacate the leased Premises and will remove only such fixtures and fittings that are not affixed to the premises, in particular the existing tenant will not remove any bathroom, kitchen, or other similar type fixtures, fittings and appliances, air conditioning and heating, unit ducts, plumbing, electrical writing and fixed appliances.

         3.       Non-Disturbance Agreement

                  (a) Landlord agrees that concurrently with the execution and delivery of the Lease, it will provide Tenant with commercially reasonable non-disturbance agreements in favor of Tenant from any ground lessors, mortgage holders or lien holders (each, a "Superior Mortgagee") then in existence, substantially in the form of Exhibit "A" attached to the Lease. Said non-disturbance agreements shall be in recordable form and may be recorded at Tenant's election and expense. In the event Landlord fails to provide such commercially reasonable non-disturbance agreements, Tenant shall have the right, exercisable at any time thereafter, to give ten (10) business days' written notice to Landlord terminating the Lease. In the event Landlord does not provide Tenant with the applicable non-disturbance agreements within such ten (10) day period, the Lease shall terminate and Landlord shall reimburse Tenant all of Tenant's out-of-pocket costs incurred in connection with the design and construction of the Tenant Improvements and Tenant's legal fees incurred in connection with the review and negotiation of the Lease.

                  (b) Landlord agrees to provide Tenant with commercially reasonable non-disturbance agreement(s) in favor of Tenant from any Superior Mortgagee(s) of Landlord who later come(s) into existence at any time prior to the expiration of the Term of the Lease, as it may be extended, in consideration of, and as a condition precedent to. Tenant's agreement to be bound by Lease
Article 28 (Subordination). Said non-disturbance agreements shall be in recordable form and may be recorded at Tenant's election and expense.

                  (c) All non-disturbance Agreements shall acknowledge that, to the extent Landlord has failed to fulfill its obligations with respect to the payment of any (i) remaining credit of Base Rent or additional rent, or (ii) unrefunded Security Deposit, Tenant may deduct the amount of the obligation which Landlord has not paid, together with interest thereon at the Interest Rate, from the rent next coming due and payable under the Lease.

         4. Rules and Regulations and Use. Landlord agrees that the Rules and Regulations of the Shopping Center shall not be changed, revised or enforced in any unreasonable way by Landlord, nor enforced or changed by Landlord in such a way as to interfere unreasonably with the purposes permitted under the Lease. In the event any other tenant or occupant of the Shopping Center fails to comply with the Rules and Regulations, and such noncompliance unreasonably interferes with Tenant's use of the Premises. Landlord shall use reasonable efforts to make such other tenants and/or occupants comply with the Rules and Regulations.

         5.       Abatement of Rent When Tenant Is Prevented Form Using
Premises
         In the event that Tenant is prevented from using, and does not use, the Premises or any portion thereof, for three (3) consecutive business days or ten
(10) days in any twelve (12) month period (the "Eligibility Period") as a result of (a) any damage or destruction to the premises, (b) any repair, maintenance or alternation performed by Landlord after the Commencement Date and required by the Lease, which substantially interferes with Tenant's use of the Premises, (d) because of an eminent domain proceeding, or (c) because of the presence of hazardous substances in, on or around the Premises, the Building or Site which could, in Tenant's business judgment and taking into account the standards, guidances and recommendations included in applicable laws with respect to hazardous substances, pose a health risk to occupants of the Premises, then Tenant's Rent shall be abated or reduced, as the case may be, after expiration of the Eligibility Period for such time that Tenant continues to be so prevented from using, and does not use, the Premises or a portion thereof, in the proportion that the rentable area of the portio of the Premises that Tenant is prevented from using, and does not use, bears to the total rentable area of the Premises. However, in the event that Tenant is prevented from conducing, and does not conduct, its business in any portion of the Premises for a period of time in excess of the Eligibility Period, and the remaining portion of the Premises is not sufficient to allow Tenant to effectively conduct it business therein, and if Tenant does not conduct its business from such remaining portion, then for such time after expiration of the Eligibility Period during which Tenant is so prevented from effectively conducting its business therein, the Rent for the entire Premises shall be abated, provided, however if Tenant reoccupies and conducts its business from any portion of the Premises during such period, the Rent allocable to such reoccupied portion, based on the proportion that the rentable area of such reoccupied portion of the Premises bears to the total rentable area of the Premises, shall be payable by Tenant from the date such business operations commence. If Tenant's right to abatement occurs during a free rent period which arises after the Commencement Date, Tenant's free rent period shall be extended for the number of days that the abatement period overlapped the free rent period ("Overlap Period"). Landlord shall have the right to extend the Expiration Date of the Lease for a period of time equal to the Overlap Period if Landlord sends a notice to Tenant of such election within ten (10) days following the end of the extended free rent period. If Tenant's right to abatement occurs because of an eminent domain taking and/or because of damage or destruction to the Premises or Tenant's property, tenant's abatement period shall continue until Tenant of the Premises it is required to rebuild, to install its property, furniture, fixtures, and equipment to the extent the same shall have been removed as a result of such damage or destruction and to move in abatement because of an event covered by Lease Articles 42 (Reconstruction) or 18 (Eminent Domain) then the Eligibility Period shall not be applicable.

         6.       Right to Terminate

                  (a) Notwithstanding anything in either Lease Article 42 (Reconstruction) or 18 (Eminent Domain) to the contrary, and except as expressly set forth in Subsection (b) immediately below, in the event that Tenant is notified or becomes aware of the fact that, within [*six(6)*] months of any of the following:

                           (i) damage or destruction to the Premises and/or the Building or any part thereof so as to interfere substantially with Tenant's use of the Premises and/or the Building;

                           (ii) a taking by eminent domain or exercise of other governmental authority of the Premises and/or the Building or any part thereof so as to interfere substantially with Tenant's use of the Premises and/or the Building.

                           (iii) the inability of Landlord to provide services to the Premises and/or the Building so as to interfere substantially with Tenant's use of the Premises and/or the Building; or

                           (iv) any discovery of hazardous substances in, on or around the Premises, the Building and/or the Shopping Center not placed in, on or around the Premises, the Building and/or the Shopping Center by Tenant, that may, considering the nature and amount of the substances involved, interfere with Tenant's use of the Premises (each of the items set forth in provision (a) (i), (ii), (iii) and (iv) being referred to herein as a "Trigger Event"),

Tenant cannot be given reasonable use of, and access to, a fully repaired, restored, safe and healthful Premises and Building and Shopping Center (except for minor "punch-list" items which will be repaid promptly thereafter), and the utilities and services pertaining to the Premises and the Building, all suitable for the efficient conduct of Tenant's business therefrom, then Tenant may elect to exercise an ongoing right to terminate the Lease upon ten (10) days' written notice sent to Landlord at any time within a period of ninety (90) days following the particular Trigger Event. If Landlord can deliver a fully repaired, restored, sage and healthful Premises within [*six (6)*] months of the occurrence of such Trigger Event, then such termination shall be deemed rescinded without prejudice to any future exercise of such termination right.

         7. Tenant's Right to Make Repairs. Notwithstanding any provision set forth in the Lease to the contrary, if Tenant provides written notice (or oral notice in the event of an emergency such as damage or destruction to or of a structural component, or any Building Systems or telecommunications system of or in the Premises or the Building (including, but no limited to, damage to the roof, or exterior window or door)) to Landlord of an event or circumstance which requires the action of Landlord with respect to repair and/or maintenance, and Landlord fails to provide such action within a reasonable period of time, given the circumstances, after the receipt of such notice, but in any event not later than twenty-one (21) days after receipt of such notice, then Tenant may proceed to take the required action upon delivery of an additional ten (10) business days' notice to Landlord specifying that Tenant is taking such required action (provided, however, that such additional notice shall not be required in the vent of an emergency), and if such was required under the terms of the Lease to be taken by Landlord and was not taken by Landlord within such ten (10) day period, then Tenant shall be entitled to prompt reimbursement by Landlord of Tenant's reasonable costs and expenses in taking such action plus interest thereon at the Interest Rate. The "Interest Rate" is defined as the lesser of
(a) the rate publicly announced from time to time, by the largest (as measured by deposits) chartered bank operating in California, as its prime rate, reference rate or other similar benchmark rate, plus two percent (2%) or (b) the maximum rate permitted by law. In the event Tenant takes such action, and such work will affect the Building Systems or the telecommunications system (including, without limitation, any intrabuilding network cable) or the structural integrity of the Building. Tenant shall use only those contractors used by Landlord in the Building for work on such systems unless such contractors are unwilling or unable to perform, or timely perform, such work, in which event Tenant may utilize the services of nay other qualified contractor which normally and regularly performs similar work in comparable buildings. Furthermore, if Landlord does not deliver a detailed written objection to Tenant within thirty (30) days after receipt of an invoice by Tenant of its costs of taking action which Tenant claims should have been taken by Land, of if such invoice from Tenant sets forth a reasonably particularized breakdown of its costs and expenses in connection with taking such action on behalf of Landlord, then Tenant shall be entitled to deduct from Rent payable by Tenant under the Lease, the amount set forth in thirty (30) days after receipt of tenant's invoice, a written objection to the payment of such invoice, setting forth with reasonable particularity Landlord's reasons for its claim that such action did not have to be taken by Landlord pursuant to the terms of the Lease or that the charges are excessive (in which case Landlord shall pay the amount it contents would not have been excessive), or that the repairs were not performed correctly, then Tenant shall not be entitled to such deduction from Rent, but as Tenant's sole remedy, Tenant may proceed to claim a default by Landlord, or if elected by either Landlord or Tenant, the matter shall proceed to resolution by the selection of an arbitrator to resolve the dispute, which arbitrator shall be selected and qualified pursuant to the then current procedures and practices of the American Arbitration Association, and whose costs shall be paid for by the losing party, unless it is not clear that there is a "losing party," in which event the costs of arbitration shall be shared equally.

         8. Assignment and Subleasing. Tenant may assign the Lease at any time, or sublease all or part of the Premises, without receipt of Landlord's consent, to any entity which acquires all or part of Tenant, or which is acquired in whole or in part by Tenant, or which is controlled directly of indirectly by Tenant ("Affiliate"), or which owns or is owned by the Affiliate, so long as such transaction was not entered into a subterfuge to avoid the obligations and restrictions of the Lease.

         9. Alterations and Improvements. Tenant is granted the right to make non-structural alternations and improvements to the Premises, as long as (a) Tenant pays for the entire costs of such alternations and improvements, (b) Tenant agrees to remove said alternations and improvements upon the expiration or termination of the Lease, if requested by Landlord who at the time the alterations and improvements are approved by Landlord, or at the time of expiration/termination of the lease, and 9c) such alternations and improvements will not adversely affect the structural integrity of the Premises and/or the Building. Any time Tenant proposes to make such alternations and/or improvements, together with the plans and specifications, and Landlord shall grant its approval within such ten (10) day period, unless Landlord reasonably determines that such alternations and/or improvements would adversely affect the exterior appearance of the Building, or in Lessor's reasonable determination that such alternation and/or improvements would be inconsistent with the appropriate use of the premises.

         10. Access to Building and Parking. Tenant shall be granted access to the Building, the Premises, and the parking provided to the Building twenty-four
(24) hours per day, seven (7) days per week, every day of the year.

         11. Removal of Property. Notwithstanding anything to the contrary set forth in the Lease, all articles of personal property and all business and trade fixtures, machinery and equipment, furniture and movable partitions owned by Tenant or installed by or on behalf of Tenant in the Premises shall remain the property of Tenant, and may be removed by Tenant at any time during the Term of the Lease as long as Tenant is not in default hereunder with any applicable cure period having expired. If Tenant fails to remove all of its effects from the Premises upon the expiration of earlier termination of the Lease for any cause whatsoever, Landlord may, at its option, any time after five (5) days' written notice to Tenant of its intention to remove such effects, remove same in any manner that Landlord shall choose and dispose of such property.

         12. Entry by Landlord. Notwithstanding anything to the contrary set forth in the Lease, Landlord and/or those acting on Landlord's behalf may only enter the Premises upon reasonable prior notice to Tenant, except in cases of emergency, in which case no such notice shall be required. In any event, any such entry shall be required. In any event, any such entry shall be accomplished as expeditiously as reasonably possible and in a manner so as to cause as little interference to Tenant as reasonable possible.

         13. Landlord Bankruptcy Proceeding. In the event that the obligations of Landlord under this Lease are not performed during the pendency of a bankruptcy or insolvency proceeding involving the Landlord as the debtor, or following the rejection of the Lease in accordance with Section 365 of the United States Bankruptcy Code, then notwithstanding any provision of this Lease to the contrary, Tenant shall have the right to set off against Rents next due and owing under this Lease (a) any and all damages caused by such non-performance of Landlord's obligations under this Lease by Landlord, debtor-in-possession, or the bankruptcy trustee, and 9b) any and all damages caused by the non-performance of Landlord's obligations under this Lease following any rejection of this Lease in accordance with Section 365 of the United States Bankruptcy Code.

         14. Audit Right. Notwithstanding any sections of the Lease to the contrary, in the event of any dispute regarding the amount due as Tenant's pro rata share of expenses and/or the amount due as pursuant to Lease Article 5 (Additional Rental Expense Payments) Tenant shall have the right, after reasonable notice and at reasonable times, to inspect and photocopy Landlord's accounting records at Landlord's office. If, after such inspection and photocopying, Tenant continues to dispute the amount of its pro rata share of expenses, Tenant shall be entitled to retain an independent company or certified public accountant to audit and/or review Landlord's records to determine the proper amount of Tenant's pro rata share of expenses. If such audit or review reveals that Landlord has overcharged Tenant, then within five (5) days after the results of such audit are made available to Landlord, Landlord shall reimburse Tenant the amount of such overcharge plus interest thereon at the Interest Rate. If the audit reveals that Tenant was undercharged, then within five (5) days after the results of the audit are made available to Tenant, Tenant shall reimburse Landlord the amount of such undercharge plus interest thereon at the Interest Rate. If Landlord desires to contest such audit results, Landlord may do so by submitting the results of the audit to arbitration pursuant to the then current practices and procedures of the American Arbitration Association within five (5) days of receipt of the results of the audit, and the arbitration shall be final and binding upon Landlord and Tenant. Tenant agrees to pay the costs of such audit, provided that if the audit reveals that Landlord's determination of Tenant's pro rata share of expenses as set forth in any actual statement sent to Tenant was in error in Landlord's favor by more than two percent (2%), Landlord shall pay the cost of such audit. Landlord shall be required to maintain records of all expenses and other rent adjustments for the entirety of the three-year period ("Review Period") following Landlord's delivery to Tenant of each actual statement setting forth Tenant's pro rata share of expenses. The payment by Tenant of any amounts pursuant to Lease Article 5 shall not preclude Tenant from questioning the correctness of any actual statement provided by Landlord at any time during the Review Period, but the failure of Tenant to object thereto prior to the expiration of the Review Period shall be conclusively deemed Tenant's approval of the actual statement.

         15. Allocation of Insured Risks/Subrogation. To the extent permitted by law, Landlord and Tenant each hereby release each other and their respective officers, employees and agents from any claims for bodily injury to or death of any person and from property damage to the premises, to the other buildings and improvements in the shopping center including the common area, and to the fixtures and personal property of either Landlord or Tenant located in the shopping center that are caused by or result from risks insured against under any insurance policy which is required by this lease to be maintained by Landlord or Tenant. This release shall not be effective if the releasing party's loss was uninsured due to a breach by the other party. Each party shall cause each insurance policy obtained by such party pursuant to his lease to provide that the insurance carrier waives all right of cover by way of subrogation against both parties and their respective officers, employees and agents in connection with any injury or damage covered by such policy.


LESSEE:

                                              ---------------------------
                                              HARRY SHUSTER, President
                                                Plant Kids, Inc.
                                              A California Corporation

LESSOR:


                                                ---------------------------
                                                CHANDELLE HUMPHRIES, Trustee
                                                    Magnolia Square
                                                A California Partnership

                                      I N D E X


TOPIC                                         ARTICLE NO.          PAGE NO.

ABANDONMENT.......................................15....................6
ADDITIONAL RENT....................................5....................2
AIR CONDITIONING ADEQUACY.........................50...................16
ASSIGNMENT AND SUBLETTING.........................17....................7
ALTERATIONS AND ADDITIONS.........................11....................4
ATTORNEY'S FEES...................................29...................13
AUCTIONS..........................................39...................14
BASE RENT ABATEMENT...............................55...................17
BREACH BY LESSOR..................................38...................14
COMPLIANCE WITH LAW...............................10....................4
CONDITION AND MAINTENANCE.........................12....................5
CORPORATIONS......................................48...................16
DEFAULT...........................................24...................11
DEPOSIT AGREEMENT.................................42...................15
EMINENT DOMAIN....................................18....................9
ENTRY BY LESSOR...................................23...................10
ESTOPPEL CERTIFICATE..............................40...................14
FINANCIAL STATEMENTS..............................36...................13
HEATING AND AIR CONDITIONING......................14....................6
HOLDING OVER......................................22...................10
INDEMNIFICATION BY LESSEE.........................20...................10
INSURANCE.........................................19....................9
LANDSCAPING.......................................46...................16
LATE RENT..........................................8....................3
LIENS.............................................16....................6
NON-WAIVER........................................31...................13
NOTICES...........................................32...................13
PARKING...........................................44...................15
PARKING LOT MAINTENANCE...........................45...................15
PERSONAL PROPERTY TAXES...........................21...................10
PLATS AND RIDERS..................................37...................14
POSSESSION.........................................6....................3
PREMISES...........................................1....................1
PRIOR AGREEMENTS..................................51...................16
RENT...............................................3....................1
RECONSTRUCTION....................................41...................14
RECORDING.........................................49...................16
REMEDIES..........................................25...................11
RENTAL MONTH.......................................7....................3
REPRESENTATIONS...................................26...................12
SALE BY LESSOR....................................27...................12
SECURITY DEPOSIT...................................4....................1
SIGNS.............................................43...................15
SUBORDINATION.....................................28...................12
SUCCESSORS........................................35...................13
SURRENDER OF PREMISES.............................30...................13
TERM...............................................2....................1
TIME..............................................34...................13
TITLES AND CAPTIONS...............................33...................13
UNAVOIDABLE DELAY.................................47...................16
USE OF PREMISES....................................9....................4
UTILITIES.........................................13....................6
OPTION............................................53...................16


REV:  May 31, 1995

                                      I N D E X


TOPIC                                         ARTICLE NO.          PAGE NO.

ABANDONMENT.......................................15....................6
ADDITIONAL RENT....................................5....................2
AIR CONDITIONING ADEQUACY.........................50...................16
ASSIGNMENT AND SUBLETTING.........................17....................7
ALTERATIONS AND ADDITIONS.........................11....................4
ATTORNEY'S FEES...................................29...................13
AUCTIONS..........................................39...................14
BASE RENT ABATEMENT...............................55...................17
BREACH BY LESSOR..................................38...................14
COMPLIANCE WITH LAW...............................10....................4
CONDITION AND MAINTENANCE.........................12....................5
CORPORATIONS......................................48...................16
DEFAULT...........................................24...................11
DEPOSIT AGREEMENT.................................42...................15
EMINENT DOMAIN....................................18....................9
ENTRY BY LESSOR...................................23...................10
ESTOPPEL CERTIFICATE..............................40...................14
FINANCIAL STATEMENTS..............................36...................13
HEATING AND AIR CONDITIONING......................14....................6
HOLDING OVER......................................22...................10
INDEMNIFICATION BY LESSEE.........................20...................10
INSURANCE.........................................19....................9
LANDSCAPING.......................................46...................16
LATE RENT..........................................8....................3
LIENS.............................................16....................6
NON-WAIVER........................................31...................13
NOTICES...........................................32...................13
PARKING...........................................44...................15
PARKING LOT MAINTENANCE...........................45...................15
PERSONAL PROPERTY TAXES...........................21...................10
PLATS AND RIDERS..................................37...................14
POSSESSION.........................................6....................3
PREMISES...........................................1....................1
PRIOR AGREEMENTS..................................51...................16
RENT...............................................3....................1
RECONSTRUCTION....................................41...................14
RECORDING.........................................49...................16
REMEDIES..........................................25...................11
RENTAL MONTH.......................................7....................3
REPRESENTATIONS...................................26...................12
SALE BY LESSOR....................................27...................12
SECURITY DEPOSIT...................................4....................1
SIGNS.............................................43...................15
SUBORDINATION.....................................28...................12
SUCCESSORS........................................35...................13
SURRENDER OF PREMISES.............................30...................13
TERM...............................................2....................1
TIME..............................................34...................13
TITLES AND CAPTIONS...............................33...................13
UNAVOIDABLE DELAY.................................47...................16
USE OF PREMISES....................................9....................4
UTILITIES.........................................13....................6
OPTION............................................53...................16


REV:  May 31, 1995

                                    L E A S E


                                     PARTIES

This Lease made and entered into this day 29th day of June, 1995, by and between MAGNOLIA SQUARE hereinafter referred to as Lessor, and PLANET KIDS, INC., A CALIFORNIA CORPORATION, Hereinafter referred to as Lessee. Lessee shall use the leased premises solely for the purpose of conducting the business of CHILDREN'S COMMERCIAL RECREATIONAL FACILITY.

The premises shall be used and occupied by tenant for a children's recreation and video center, educational and fitness center, including a planned play environment, educational learning center, a snack bar/ eating area and retail sales of toys, any other use reasonably consistent with above.


                                   WITNESSETH

In consideration of the mutual promises and covenants of the parties, it is mutually understood and agreed as follows:

1. PREMISES: Lessor does hereby lease to Lessee and Lessee hereby hires from Lessor those certain premises (hereinafter called "premises") being located at 18081 MAGNOLIA FOUNTAIN VALLEY, CA 92708.

Said letting and hiring is upon and subject to the terms, covenants and conditions herein set forth and the Lessee covenants as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of such performance. Building floor space is approximately 25,807 square feet.

2.       TERM: The term of this Lease shall be for Ten Years (120 months).
A. Lessee is to apply for City Approval in a prompt manner upon signing of Lease and shall inform Lessor immediately upon approval or denial.
B.       Term of Lease to begin sixty (60) days after City Approval.
C.       This Lease is contingent upon approval from the City of Fountain
         Valley.

3. RENT: Lessee agrees to pay in advance on the first day of each calendar month. The payment during years one through five is a minimum Base Monthly Rental of $9,032.75 per month and during years six through ten is a minimum Base Monthly Rental of $10,838.94 per month; together with an Additional Monthly Rental consisting of expenses which are listed in Article 5 of this Lease, in an initial amount of $3,957.56 per month. The initial total monthly rental will be $12,990.31 per month. (Additional Monthly Rental is subject to annual adjustments as stated in Article 5.)

4. SECURITY DEPOSIT: Lessee has deposited with Lessor a security deposit, the amount of $12,990.31. Said deposit shall be held by Lessor without liability for interest as security for the faithful performance by Lessee of all the terms of this Lease by said Lessee to be observed and performed. The security deposit shall not be mortgaged, assigned, transferred, or encumbered by Lessee without the written consent of Lessor and any such act on the part of Lessee shall be without force and effect and shall not be binding upon Lessor. Lessor shall not be required to keep the security deposit separate from its general funds. In the event of termination of Lessor's interest in this Lease, Lessor shall transfer said deposit to Lessor's successor in interest.

In the event of the failure of Lessee to keep and perform any of the terms, covenants and conditions of this lease to be kept and performed by Lessee, then the Lessor at its option may appropriate and apply said entire deposit, or so much thereof as may be necessary to compensate the Lessor for all loss or damage sustained or suffered by Lessor due to such breach on.the part of Lessee. Should the entire deposit, or any portion thereof, be appropriated and applied by Lessor for the payment of overdue rent or other sums due and payable to Lessor by Lessee hereunder then Lessee shall, upon the written demand of Lessor, forthwith remit to Lessor a sufficient amount in cash to restore said security to the original sum deposited, and Lessee's failure to do so within five (5) days after receipt of such demand shall constitute a breach of this Lease. Should Lessee comply with all of said terms covenants and conditions and promptly pay all of the rental herein provided for as it falls due, and all other sums payable by Lessee to Lessor hereunder, the said deposit shall be returned in full to Lessee at the end of the term of this Lease, or upon the earlier termination of this Lease.

Lessor may deliver the funds deposited hereunder by Lessee to the purchaser of Lessor's interest in the leased premises, in the event that such interest be sold, and thereupon Lessor shall be discharged from any further liability with respect to such deposit.

In the event of bankruptcy or other credit-debtor proceedings against Lessee, all securities shall be deemed to be applied first to the payment of rent and other charges due Lessor for all periods prior to the filing of such proceedings.

5. ADDITIONAL RENTAL EXPENSE PAYMENTS: Lessee shall pay to Lessor as additional rental, its pro-rata share of all expenses in the shopping center of which the demised premises are a part. The additional rental shall include reimbursement to Lessor for real property taxes, all risk building insurance, landscaping maintenance, parking lot cleaning, maintenance and repair including paving repair, slurry coating, restriping, replacement of bumpers and signing, supervision, taxes, including but not limited to tax assessments for tenant improvements (whether assessed against the Lessor or assessed against the Lessee and collected by the Lessor or both), water and sewer charges, parking lot lighting and maintenance of lighting, trash collection, and heating and air conditioning routine maintenance, any expense incurred for the legal and safe operation of the property. Any taxes, rent fees, or charges levied b local government in lieu of or additional to property taxes shall be included as reimbursable building expenses. Lessee shall also pay to Lessor as additional rent a reasonable allowance for Lessor's supervision of the public and common area and for his administration of the above" not to exceed ten percent (10%) of the total common area charges, excluding insurance and taxes; which percentage includes supervision. Additional Rental Expense shall not include capital cost or legal fees incurred by reason of Lessor's negligence.

In January of each year or at any time the Lessor may deem necessary (during the term of this Lease or any extension period), all additional rental expenses for the coming year shall be estimated using the previous year's expenses and/or any necessary anticipated expense. The shopping center's estimated annual expenses shall be divided into twelve (12) monthly payments. Lessee shall pay to Lessor, its pro-rata share of (48.46%) of the total estimated expense along with the base monthly rental beginning February first of each year. In the event that any building space is added or deleted from the shopping center, Lessee's pro-rata share of the center will be recalculated, based on square footage.

All such payments of additional rent due for any and all of the expenses outlined in paragraph one (1) of this article shall be added to the base rent and Lessee shall pay the total of the base monthly rent plus the estimated additional monthly expenses in one (1) monthly payment. Remedies for the non-payment or late payment of the one Monthly payment are exactly the same as for the base rent.

An estimate of the shopping center's annual expenses is included as Exhibit "A" of this Lease. These estimated expenses and the pro-rata payments to be made by Lessee to Lessor may be revised by Lessor when necessary to obtain the most adequate figures for Lessee's additional rental expense payments. In the event a supplemental or revised "additional estimated expense" schedule is issued by Lessor After January of any given year, then the additional rental expense as reflected on the revised or supplemental schedule shall be paid by Lessee to Lessor as follows:

In the event a supplemental or revised "additional estimate expense" schedule is issued by Lessor after January of any given year, then the additional rental expense as reflected on the revised or supplemental schedule shall be paid by Lessee to Lessor as follows: Commencing with the month following the issuance of the revised or supplemental expense schedule, the total additional pro-rated expense stated on the revised (or supplemental) expense schedule shall be divided by the number of months remaining in the same calendar year and the amount of the quotient shall be added to the adjusted base rent for each remaining month during the balance of the calendar year. "Adjusted Base Rent" means the base rent plus the additional rental expense as stated in the January issuance of annual expenses as described above in the second paragraph of
Article 5.

At the close of each calendar year, the cost of all expenses referred to in paragraph one (1) of this Article for the past year will be totalled along with the total of the additional rent payments made by Lessee for that period. Should the amount of additional rent owed by Lessee for the year exceed what Lessee has paid during the year, then Lessee shall pay any difference owed to Lessor upon notification. Should the lessee have paid more than his proportionate share due for the year, then he will be given credit for that difference.

6. POSSESSION: If Lessor, for any reason whatsoever, cannot deliver possession of the Premises to Lessee on the Commencement Date, Lessor shall not be liable to Lessee for any loss or damage resulting therefrom, nor shall the validity of this Lease be affected or its term extended, but under such circumstances rent shall not commence until the possession of the Premises is offered to Lessee. If possession of the Premises is not offered to the Lessee within thirty (30) days following the Commencement Date, then at any time after the thirty (30) day period but prior to an offer of possession by Lessor, Lessee may terminate this Lease by notifying Lessor in writing and in such event Lessor shall promptly refund, without deduction, all monies received from Lessee under this Lease. In the event that Lessor shall permit Lessee to occupy the Premises prior to the Commencement Date, such occupancy shall be subject to all the provisions of this Lease. Said early possession shall not advance the termination date hereinabove provided.

7. RENTAL MONTH: For the purpose of this Lease a "rental month" shall mean the period from the first (1st) day of the month through the last day of the month. should this Lease begin on any other day than the first (lst) of the month, then payment for one full month will be paid as stated in paragraph 3 of this Lease. The next month will be prorated the exact number of days that are used and rent paid for those days will be paid for those pro-rated days, thirty (30) days from Commencement of this Lease. Thereafter rent will be due the first day of each month for the term of this Lease. If the last rent payment of this Lease is for a partial month, then the exact number of pro-rated days will be paid by the first (1st) day of the last month of this Lease.

When the actual Commencement Date is determined, the parties agree to execute a memorandum setting forth the actual date of commencement of the leased term, and attach a copy thereof to this Lease.

B. LATE RENT: Lessee acknowledges that late payment by Lessee to Lessor of rent or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which would be extremely difficult and impractical to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Premises. Therefore, in the event Lessee should fail to pay any installment of rent or any sum due hereunder after the tenth (10th) day such amount is due, Lessee shall pay to Lessor as additional rent a late charge equal to ten percent (10%) of each installment. In addition to the late charge, a $30.00 charge will be paid by the Lessee to the Lessor for each returned check not honored by Lessee's bank.

All additional rent payments due Lessor for rental adjustments, assessments, and expenses, shall be considered as a part of rent payments.

9. USE OF PREMISES: The Leased Premises may be used and occupied only for the use stated elsewhere in this Lease and for no other purpose or purposes, without Lessor's prior written consent. Lessee shall promptly comply with all laws, ordinances, orders, and regulations affecting the Leased Premises and their cleanliness, safety, occupation, and use. Lessee shall not do or permit anything to be done in or about the Leased Premises, or bring or keep anything in the Leased Premises that will in any way increase the fire insurance upon the Building. Lessee will not perform any act or carry on any practices that may injure the Building or be a nuisance or menace to other tenants of adjoining premises or injure or annoy them or use or allow the premises to be used for any improper, immoral, unlawful, or objectionable purpose. (Non compliance of the above shall constitute breach of this Lease at the option of Lessor.)

Lessee shall, at Lessee's own expense and judgement, determine whether the demised premises are suitable for Lessee's use and whether such use is permitted by governing authorities. Lessor hereby makes no representations to Lessee that the premises are suitable for Lessee's business or permitted by governing authorities. However, should the proposed use of the premises not be permitted by governing authorities through no fault of the Lessee, then this Lease agreement shall be declared null and void.

10. COMPLIANCE WITH LAW: Lessee shall not use the premises or permit anything to be done in or about the premises which will in any way conflict with any law, statute, ordinance, or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Lessee shall at its sole cost and expense promptly comply with all laws, statutes, ordinances, and governmental rules, regulations or requirements now in force or which may hereafter be in force and with the requirements of any board of fire underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use or occupancy of the premises, excluding structural changes not related to or affected by Lessee's improvements or acts. The judgement of any court of competent jurisdiction or the admission of Lessee in any action against Lessee, whether Lessor be a party thereto or not, that Lessee has violated any law, statute, ordinance, or governmental rule, regulation or requirement, shall be conclusive of that fact as between Lessor and Lessee.

11. ALTERATIONS AND ADDITIONS: Except as provided below in regard to Lessee's trade fixtures, Lessee shall not make any alterations, improvements, or additions in, on or about the premises, not install, remove or change any signs, or modify the landscaping in the common area ("Alterations") without Lessors prior written consent. In granting or withholding its consent to any proposed Alterations, Lessor may, at its option, take into account, or base its grant or denial of such consent entirely upon, aesthetic considerations and the compatibility of any proposed Alterations to the premises or the surrounding areas. Further, Lessee, as a condition to Lessor's consent to any proposed Alterations, shall furnish Lessor with (a) plans and specifications for its approval which have been stamped with notations of approval by the appropriate governmental building department and (b) lien and completion bonds satisfactory to Lessor to insure payment of the costs thereof. If Lessor consents to the installation of any such Alterations by Lessee, Lessee's employees, agents and contractors may enter the Premises and commence the installation of such Alterations; provided, however, that the work to be done by Lessee's employees, agents or contractors does not unreasonable interfere with the occupancy of other space in the Center by other tenants and is performed during reasonable hours designated by Lessor, and provided further that any contractor or person selected by Lessee to install such improvements must.first be approved in writing by Lessor.
As further condition to Lessor's consent to any proposed Alterations, Lessor may require that Lessee agree to return the premises to its condition at the time immediately prior to installation of the proposed Alterations, reasonable wear and tear excepted. If Lessor fails to impose such condition in writing, then all Alterations shall, upon completion thereof, become a part and parcel of the premises, with title thereto vesting in Lessor on such completion date. Lessee shall give Lessor not less than ten (10) days notice prior to the commencement of any approved Alterations and Lessor shall have the right to post notices of nonresponsibility in or on the premises as provided by law.

12. CONDITION AND MAINTENANCE: Lessee's acceptance of possession of the premises and common area shall constitute Lessee's acknowledgment that the premises and common area are in good and tenantable condition. Should any standard or regulation now or hereafter be imposed on Lessor or Lessee by anybody, state or federal, charged with the establishment, regulation and enforcement of occupational health or safety standards for employers, employees, lessors or lessees, then Lessee agrees, at its sole cost and expense, to comply promptly with such standards or regulations.

Lessee shall keep and maintain the premises (excluding the structural portions and common area thereof, but including windows, doors, thresholds, signs, skylights, store fronts, and all interior portions thereof) in as good, clean and sanitary order, condition and repair as they shall be upon the commencement of the term of this Lease, ordinary wear and tear excepted. If Lessee fails to keep and maintain the premises as aforesaid and such failure is not cured within ten (10) days or such longer time as may be required, as long as Tenant commences work within ten (10) days and thereafter diligently prosecutes to completion, after Lessor's written notice to Lessee of such failure, then Lessor shall have the option (but not the obligation) to enter upon the premises and clean, repair, or otherwise .maintain the same to the extent that Lessee has failed to do so. The costs and expenses incurred by Lessor in so doing, shall be payable by Lessee promptly upon demand, or at the option of Lessor, shall be included in the next basic monthly rent installment. Lessee waives all right to make repairs at the expense of Lessor, to the extent that such rights may be legally waived. On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the premises to Lessor in the same condition as when received, broom clean, ordinary wear and tear excepted.

Lessor shall keep or cause to be kept the structural portions of the premises and automobile parking and common area in a neat, clean and orderly condition, properly lighted and landscaped.

Lessor hereby reserves the right at any time to make alterations or additions to and to build additional stories on the building in which the premises are contained and to build adjoining the same so long as such alterations and additions do not materially interfere with Lessee's access to and quest enjoyment of the premises for the conduct of it's business. Lessor also reserves the right to construct other buildings or improvements in the Center from time to time and to make alterations thereof or additions thereto and to build additional stories on any such building or buildings and to build adjoining same. Easements for light and air are not included in the leasing of these premises to Lessee. Lessor further reserves the exclusive right to the roof except as provided in the Lease.

13. UTILITIES: Lessee shall be solely responsible for and promptly pay all charges for heat, water, gas, electricity, phone, or any other utility used or consumed in the leased premises. Should Lessor elect to supply the water, gas, heat, electricity or any other utility used or consumed in the leased premises, Lessee agrees to purchase and pay for the same as additional rent as apportioned by the Lessor. Should Lessee have use for water beyond the normal average of other tenants in its building, Lessee shall be charged accordingly. All billing shall be paid monthly, and included with the additional rental expense. In no event shall Lessor be liable for an interruption or failure in the supply of any such utilities to the leased premises.

14. HEATING AND AIR CONDITIONING: Maintenance and repair on any heating and air conditioning installed in the premises (except for manufacturers warranties) shall be the sole responsibility of the Lessee. All such equipment must be left in good working order by Lessee at the termination of this Lease. Lessor shall be responsible for all repairs during the first ninety (90) days that this Lease is in effect.

Lessee hereby elects to have Lessor contract a heating and air conditioning maintenance company to routinely perform preventive maintenance on the heating and air conditioning installed in the premises. Such routine maintenance shall be performed on a ninety (90) day basis. Lessee shall reimburse Lessor for all such costs on a monthly basis. This service will not include repairs for which the Lessee is responsible.

15. ABANDONMENT: Lessee shall not abandon the premises at any time during the term, and if Lessee shall abandon or surrender said premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Lessee and left on the premises shall be deemed to be abandoned.

16. LIENS: Lessee shall not permit any mechanics', laborers', or materialmen's liens to stand against the premises or against Lessor's or Lessee's interest therein by reason of any work, labor services or material done for, or supplied to or claimed to have been done for or supplied to, Lessee or anyone holding the premises through or under Lessee. If any such lien shall at any time be recorded against the premises or against Lessor's or Lessee's interest therein, then Lessee shall (a) give written notice thereof promptly to Lessor and (b) cause the same to be discharged of record within thirty (30) days after the date of recording the same, whether by payment, deposit or bond. If Lessee fails to discharge any such lien within such period, then Lessor, in addition to any other right or remedy hereunder, shall have the option (but not the obligation) to procure the discharge of such lien, and all costs and other expenses, including all attorney's fees, incurred in defending any action to foreclose such lien, shall be payable by Lessee to Lessor as additional rent on demand or, at Lessor's election, on the next basic monthly rent installment date.

Lessee will pay for all work performed on the premises by its employees or contractors and shall indemnify and hold the Lessor harmless for all liability resulting from any lien or claim of lien arising out of such work. Lessee shall have the right, upon reasonable notice and at reasonable times, at its sole cost and expense, to contest the validity of any such lien or claimed lien. Lessor shall have the right to enter the demised premises for the purpose of posting notices of nonliability for work performed at the direction of Lessee.

Lessor may require, at Lessor's sole option, that Lessee provide to Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half (1 1/2) times the estimated cost of any improvements, additions, or alterations in the Premises which the Lessee desires to make, issued by a surety satisfactory to Lessor, to insure Lessor against any liability for mechanics', laborers' and materialmen's liens and to insure completion of such work.

17. ASSIGNMENT AND SUBLETTING: NO ASSIGNMENT. Landlord and Tenant acknowledge that a shopping center is an interdependent enterprise and that the realization of the benefits of this Lease, both to Landlord and Tenant, is dependent upon Tenant creating and maintaining a successful and profitable retail operation in the Premises. Landlord and Tenant further acknowledge that the character and quality of Tenant's operation and of the Shopping Center will be enhanced by Tenant's use of its best efforts, for a reasonable period of time, to establish a successful character and image. Landlord and Tenant further acknowledge that two (2) years is a reasonable period of time for attempting to achieve the above-stated goal. Accordingly, as a material inducement to Landlord to enter into this Lease and as a matter specifically bargained for between Landlord and Tenant, Tenant agrees that, for a period of two (2) years from the date on which Tenant opens for business to the public in the Premises, Tenant shall not transfer, assign, sublet, enter into franchise, license or concession agreements, change ownership or voting control, mortgage, encumber, pledge or hypothecate all or any part of this Lease, Tenant's interest in the Premises or Tenant's business (collectively, "Assignment" or "Assign") without first procuring the written consent of Landlord, which consent may be given or withheld in Landlord's sole and absolute discretion and to which no test of reasonableness shall be applied. After the expiration of this two (2) year period, Landlord's consent to any Assignment shall not be unreasonably withheld, subject to the terms, covenants and conditions contained in this Lease and to the right of Landlord to elect to terminate this Lease, as provided in Paragraph 2 (Procedures). If Tenant is a corporation which, under the then current guidelines published by the Commissioner of Corporations of the State of California, is not deemed a public corporation or is an unincorporated association or partnership, the transfer, assignment or hypothecation, whether in one (1) transaction or a series of transactions, of any stock or interest in such corporation, association or partnership in excess of an aggregate of twenty-five percent (25%) shall be deemed as Assignment within the meaning and provisions of the Article 17.

PROCEDURES: Should Tenant desire to enter into an Assignment, Tenant shall request, in writing, Landlord's consent to the proposed Assignment at least thirty (30) days before the effective date of the proposed Assignment, which request shall include the following: (a) Full particulars of the proposed
Assignment including its nature, effective date, terms and conditions, subleases, letters of commitment or intent and other documents pertaining to the proposed Assignment; (b) a description of the identity, net worth and previous business experience of the proposed transferee including, without limitation, copies of the proposed transferee's latest income statement, balance sheet, and certified as accurate by the proposed transferee; (c) a detailed description of the proposed use of the Premises together with the proposed trade name of the transferee; and (d) any further information relevant to the proposed Assignment which Landlord shall have requested within fifteen (15) days after receipt of Tenant's request for consent.

Within sixty (60) days after receipt of Tenant's request for consent to the proposed Assignment, together with all of the above-required information, Landlord shall respond and shall have the right to: (i) Consent to the proposed Assignment, or (ii) refuse to consent to the proposed Assignment.

LANDLORD'S CONSENT: If Tenant requests Landlord's consent to a proposed Assignment after the above-stated two (2) year period, Landlord and Tenant agree (by way of example and without limitation) that it shall be reasonable for Landlord to withhold its consent if any of the following situations exist or may exist: (a) The proposed transferee's use of the Premises conflicts with that set forth in the first paragraph of this Lease; (b) in Landlord's reasonable business judgement, the proposed transferee lacks sufficient business reputation or experience to operate a successful business of the type and quality permitted under this Lease; (c) Tenant is in default pursuant to this Lease beyond applicable notice and cure period; (d) in Landlord's reasonable business judgement, the present net worth of the proposed transferee is less than the greater of Tenant's net worth as of the date of this Lease or Tenant's net worth at the date of Tenant's request for consent; (e) in Landlord's reasonable business judgement, the Percentage Rental that Landlord reasonably anticipates receiving from the proposed transferee is less than the Percentage Rental which Landlord has received from Tenant; and/or (f) the Assignment would breach any covenant of Landlord respecting radius, location, use or exclusivity in any other lease, financing agreement or other agreement relating to the Shopping Center.

Any attempted or purported Assignment without Landlord's prior written consent shall be void and of no force or effect and shall not confer any estate or benefit on anyone. Further, any such attempted or purported Assignment shall entitle Landlord to immediately terminate this Lease and all further obligations of Landlord hereunder. A consent to one (1) Assignment by Landlord shall not be deemed to be a consent to any subsequent Assignment to any other party.

NO RELEASE: No Assignment, whether with or without Landlord's consent, shall relieve Tenant or any guarantor hereunder from its covenants and obligations under this Lease.

FORM: Any Assignment shall be evidenced by an instrument in writing in form satisfactory to Landlord and shall be executed by the transferor, assignor, sublessor, licensor, concessionaire, hypothecator or mortgagor and the transferee, assignee, sublessee, licensee, concessionaire or mortgagee in each instance, as the case may be. Further, Landlord shall be entitled to prorate Minimum Annual Rental, Percentage Rental and Additional Rental to the effective date of the Assignment and bill tenant for all such costs, which costs must be paid by Tenant to Landlord within five (5) days of receipt of a bill for same, but in no event later than the effective date of the Assignment. Notwithstanding the foregoing, Tenant acknowledges that certain charges comprising Additional Rental (including, without limitation, Tenant's share of Common Area Expenses, merchants' association dues or Promotional Charges, as may be defined herein, and Taxes payable by Tenant under this Lease may not have been calculated or billed or, if applicable, reconciled or annually adjusted, as of the effective date of the Assignment and that Tenant shall nonetheless be responsible for all such charges attributable to any period prior to such effective date of the Assignment and shall pay same to Landlord within ten (10) days after receipt of a bill therefore.

FEES: Tenant shall pay to Landlord, as Additional Rental, concurrently with any request for consent pursuant to Paragraph 2, a non-refundable fee of Two Hundred Dollars ($200.00) as payment to Landlord for its review and processing of the request. If Landlord does not consent to the proposed Assignee, the review and processing fee shall not be applicable to any requests for consent submitted to Landlord within 75 days of the date of Landlord's refusal to consent for which the $200.00 fee was actually paid. If Landlord notifies Tenant that it does not object to the proposed Assignment, Tenant shall, promptly upon receipt of such notification, pay to Landlord the sum of Two Hundred dollars ($200.00) (or such lesser or greater amount as Landlord reasonably requires) as reimbursement for Landlord's attorneys' fees and costs incurred or to be incurred in connection with the processing and documentation of Landlord's consent to the proposed Assignment. The payment of such fee shall be a condition precedent to the effectiveness of any consent thereafter granted by Landlord.

SUBLETTING: Not withstanding anything stated herein above Tenant shall have the right to sublet 10,000 square feet of the subject premise without first obtaining Landlord's consent.

ACKNOWLEDGEMENT: By placing their initials below, Landlord and Tenant hereby certify that the provisions of this Article 17 have been freely negotiated.

                                   Landlord:_____________   Tenant:____________

18. EMINENT DOMAIN: If all or any substantial part of the premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, either party hereto shall have the right, at its option, to terminate this Lease, and Lessor shall be p entitled to any and all income, rent, award, or any interest therein whatsoever which may be paid or made in connection with such public or quasi-public use or purpose, and Lessee shall have no claim against Lessor for the value of any unexpired term of this Lease. If a part of the premises shall be so taken or appropriated and neither party hereto shall elect to terminate this Lease, the rental thereafter to be paid shall be equitably reduced. Before Lessee may terminate this Lease by reason of taking or appropriation as above provided, such taking or appropriation shall be of such an extent and nature as to substantially handicap, impede or impair Lessee's use of the premises. If any part of the building other than the premises shall be so taken or appropriated, Lessor shall have the right, at its option, to terminate this Lease and shall be entitled to the entire award, as above provided.

19. INSURANCE: Lessee shall, at Lessee's expense obtain and keep in force during the term of this Lease a policy of Combined Single Limit, Bodily Injury and Property Damage insurance insuring Lessor and Lessee against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be a combined single limit policy in an amount not less than $1,000,000. per occurrence. The policy shall insure performance by Lessee of the indemnity provisions of this Article 20. The limits of said insurance shall not, however, limit the liability of Lessee hereunder.

Lessor shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Premises, in the amount of the full replacement value thereof, against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, flood (in the event same is required by a lender having a lien on the Premises), and special extended perils ("all risk" as such term is used in the insurance industry). Said insurance shall provide for payment of loss thereunder to Lessor or to the holders of mortgages or deeds of trust on the Premises. The Lessor shall, in addition, obtain and keep in force during the term of this Lease a policy of rental value insurance covering a period of one year, with loss payable to Lessor, which insurance shall also cover all real estate taxes and insurance costs for said period. A stipulated value or agreed amount endorsement deleting the coinsurance provision of the policy shall be procured with said insurance as well as a automatic increase in insurance endorsement causing the increase in annual property insurance coverage by 2% per quarter. If the Lessor shall fail to procure and maintain said insurance the Lessee may, but shall not be required to, procure and maintain the same, but at the expense of Lessee. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $1,000 per occurrence, and Lessee shall be liable for such deductible amount. The Lessor shall not insure Lessee's fixtures, equipment or tenant improvements unless the tenant improvements have become a part of the Premises.

Insurance required hereunder shall be in companies holding a "General Policyholders Rating" of at least B plus, or such other rating as may be required by a lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide". The Lessee shall deliver to Lessor certificates evidencing the existence and amounts of payable clauses as required by this Article 20. No such policy shall be cancelable or subject to reduction of coverage or other modification except after fifteen (15) days prior notice to Lessor. Lessee shall, at least fifteen (15) days prior to the expiration of such policies, furnish Lessor with renewals or "binder" thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee upon demand. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Article 20. If Lessee does or permits to be done anything which shall increase the cost of the insurance policies obtained by Lessor, then Lessee shall forthwith upon Lessor's demand reimburse Lessor for any additional premiums attributable to any act or omission or operation of Lessee causing such increase in the cost of insurance. Lessor shall deliver to Lessee a written statement setting forth the amount of any such insurance cost increase and showing in reasonable detail the manner in which it has been computed.

20. INDEMNIFICATION BY LESSEE: Lessee shall indemnify and hold harmless Lessor against and from any and all claims arising from Lessee's use of the Leased Premises or the conduct of its business or from any activity, work, or thing done, permitted, or suffered by the Lessee in or about the Leased Premises, and shall further indemnify and hold harmless Lessor against and from any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any act, neglect, fault or omission of the Lessee, or of its agents or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in or about such claim or any action or proceeding brought thereof and in case any action or proceeding be brought against Lessor by reason of any such claim, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property or injury to persons in or about the Leased Premises from any cause whatsoever except that which is caused by the failure of Lessor to observe any of the terms and conditions of this Lease and such failure has persisted for an unreasonable period of time after written notice of such failure, the Lessee hereby waives all claims in respect thereof against Lessor. The obligations of Lessee under this section arising by reason of any occurrence taking place during the term of this Lease shall survive any termination of this Lease.

21. PERSONAL PROPERTY TAXES: Lessee agrees to pay or cause to be paid, before delinquency, any and all taxes levied or assessed during the term hereof upon all equipment, furniture, fixtures, and other personal property located in the premises; except that which may be owned by Lessor.

22. HOLDING OVER: If, without Lessor's consent, Lessee holds possession of the premises after the term of this Lease, Lessee shall become a tenant from month to month upon the terms herein specified but at a monthly rental equivalent to the then prevailing rental rate established by Lessor pursuant to all of the provisions applicable hereof, payable in advance on or before the first day of each month, and Lessee shall continue in possession until such tenancy shall be terminated by Lessor, or until Lessee shall have given to Lessor a written notice at least one (1) month prior to the date of termination of such monthly tenancy of his intention to terminate such tenancy.

23. ENTRY BY LESSOR: Lessor, on behalf of itself, its agents and employees, reserves, and they shall at any and all times, have the right to enter the Premises, and to inspect the same, to submit said Premises to prospective purchasers, lenders or tenants, to post signs and notices of non-responsibility, and to alter, improve or repair the Premises or any portion of the building of which the Premises are a part that Lessor may deem necessary or desirable, without abatement of rent or liability to Lessee. Lessor may erect scaffolding and other structures where reasonably required by the character of the work to be performed, always providing that the entrance to the Premises shall not be blocked thereby, and further providing that the business of the Lessee shall not be interfered with unreasonably. Lessee hereby waives any claim for damages or for any injury or inconvenience to or interference with Lessee's business, and loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Lessor shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Lessee's vaults, safe and files, and Lessor shall have the right to use any and all means which Lessor may deem proper to open said doors in an emergency, in order to obtain entry to the Premises, without liability to Lessee except for any failure to exercise due care for Lessee's property. Any entry to the Premises obtained by Lessor by any of said means, or otherwise shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Lessee from the Premises or any portion thereof. Lessor may post "For Lease" signs of reasonable size upon the exterior front of the Premises during the last ninety (90) days of the term of this Lease without abatement of rent.

Any entry by Lessor pursuant to this provision shall not interfere with Tenant access, it's business operation or it's quiet enjoyment therefore. Tenant shall be entitled to a reasonable rent abatement in the event Lessor violates this provision.

24. DEFAULT: The occurrence of any of the following shall constitute a material default and breach of this Lease by Lessee:

(a) Any failure by Lessee to pay the rental or to make any other payments required to be made by Lessee hereunder when due (where such failure continues for five (5) days after written notice thereof by Lessor to Lessee) shall constitute a default on the sixth (6th) day after notice should payments still not have been received.

(b) The abandonment or vacation of the Premises by Lessee.

(c) A failure by Lessee to observe and perform any other provision of this Lease to be observed or performed by Lessee, where such failure continues for fifteen
(15) days after written notice thereof by Lessor to Lessee; provided, however, that if the nature of such default is such that the same cannot reasonable be cured within such fifteen (15) day period, Lessee shall not be deemed to be in default if Lessee shall prosecute the same to completion.

(d) The making by Lessee of any general assignment for the benefit of creditors; the filing by or against Lessee of a petition to have Lessee adjudged a bankrupt or of a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days; the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within sixty (60) days; or the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where seizure is not discharged within sixty
(60) days.

Should any default occur hereunder, the defaulting party shall remedy the same within fifteen (15) days after the receipt of written notice, except for the nonpayment of rent, which shall constitute a default if not paid on the date herein specified. On failure to remedy the default, then at the option of the party not in default, this Lease shall terminate upon written notice of the Lessor or Lessee.

25. REMEDIES: In the event of any breach of this Lease, which is not cured within the applicable notice and cure period in Article 24 above, by Lessee, then Lessor, besides other rights or remedies it may have, shall have the immediate right of re-entry and may remove all persons and property from the demised premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of Lessee. Should Lessor elect to re-enter, as herein provided, or should it take possession pursuant to legal proceedings, or pursuant to any notice provided for by law, it may either terminate this Lease or it may, from time to time, without terminating this Lease, re-let the demised premises, or any part thereof, for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as Lessor, in its sole discretion, may deem advisable with the right to make alterations and repairs to the demised premises; upon each such re-letting (a) Lessee shall be immediately liable to pay to

Lessor, in addition to any indebtedness other than rent due hereunder, the cost and expenses of such re-letting and of such alterations and repairs, incurred by Lessor, and the amount, if any, by which the rent reserved in this Lease for the period of re-letting (up to but not beyond the term of this Lease ) exceeds the amount agreed to be paid as rent for the demised premises for such period on such re-letting; or (b) at the option of Lessor, rents received by such Lessor from such re-letting shall be applied, first (lst) to the payment of any indebtedness, other than rent due hereunder from Lessee to Lessor; second (2nd), to the payment of any costs and expenses of such reletting and of such alterations and repairs; third (3rd), to the payment of rent due and unpaid hereunder and the residue, if any, shall be held by Lessor and applied in payment of future rent as the same may become due and payable hereunder. If Lessee has been credited with any rent to be received by such re-letting under option (a), and such rent shall not be promptly paid to Lessor by the new Lessee, or if such rentals received from such re-letting under option (b) during any month be less than that to be paid during that month by Lessee hereunder, Lessee shall pay any such deficiency to Lessor. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of the demised premises by Lessor shall be construed as an election on its part to terminate this Lease, unless a written notice of such intention be given to Lessee, or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such re-letting without termination, Lessor may at any time thereafter elect to terminate this Lease for such previous breach. Should Lessor at any time terminate this Lease for any breach, in addition to any other remedy it may have, it may recover from Lessee all damages it may incur by reason of such breach, including the cost of recovering the demised premises, and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this Lease for the remainder of the stated term over the then reasonable rental value of the demised premises for the remainder of the stated term, all of which amounts shall be immediately due and payable from Lessee to Lessor.

26. REPRESENTATIONS: Lessee does hereby acknowledge that it has read each and every provision of this Lease, and enters into this Lease in reliance upon its own inspection thereof, rather than upon any representation of Lessor. Except as may be otherwise herein provided, Lessee shall, by entering into and occupying the demised premises, be deemed to have accepted the demised premises and to have acknowledged that the same are as represented by Lessor and in good order, condition and repair.

Lessee acknowledges that neither Lessor nor any agent of Lessor has made any representation or warranty to Lessee concerning the suitability of the premises to the conduct of Lessee's business.

27. SALE BY LESSOR: In the event of a sale, foreclosure by trust deed holders, or conveyance by Lessor of the building containing the premises, the same shall operate to release Lessor from any future liability upon any of the covenants or conditions, express or implied, herein contained in favor of Lessee, and in such event Lessee agrees to look solely to the responsibility of the successor in interest of Lessor in and to this Lease. This Lease shall not be affected by any such sale, and Lessee agrees to attorn to the purchaser, assignee, or mortgagee.

28. SUBORDINATION: Upon request of the Lessor, Lessee will in writing subordinate its rights hereunder to the lien of any mortgage or deed of trust, to any bank, insurance company or other lending institution, now or hereafter in force against the Premises, and to all advances made or hereafter to be made upon the security thereof. In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by the Lessor covering the Premises, the Lessee shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Lessor under this Lease.

The provisions of this Article to the contrary notwithstanding, and so long as Lessee is not in default hereunder, this Lease shall remain in full force and effect for the full term hereof.

Tenant's obligation to subordinate shall be conditional upon Lessor providing to Tenant a satisfaction non-disturbance agreement from any new lender.

29. ATTORNEY'S FEES: In the event either Lessor or Lessee shall bring any action or proceeding for any alleged rents, or to enforce, protect, or establish any right or remedy of either party, the prevailing party shall be entitled to recover as part of, or incident to, such action or proceeding, all attorneys' fees and other costs incurred in connection with such action or proceeding.

30. SURRENDER OF PREMISES: Lessee agrees, that on the last day of the term hereof or sooner termination of this Lease, to surrender the Premises to Lessor in the same condition as when received,, broom clean, except any changes or alterations mutually agreed upon by the parties during the term of the Lease, reasonable use and wear thereof and damage by fire, act of God, or by the elements excepted. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing sub-leases or sub-tenancies, or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such sub-leases or sub-tenancies.

31. NON-WAIVER: The waiver by either Lessee or Lessor of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition of any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee of any term, covenant or condition of this Lease, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

Any provisions of this Lease determined to be invalid by a court of competent jurisdiction shall in no way affect any other provision hereof.

32. NOTICES: All notices and demands which may or are to be required or permitted to be given by either party to the other hereunder shall be in writing. All notices and demands by the Lessor to the Lessee shall be sent by United States Mail, postage prepaid, addressed to the Lessee at the Premises, or to such other place as Lessee may from time to time designate in a notice to the Lessor, and a copy of Lessee's notice shall be sent to Planet Kids, Inc., a California Corporation, at 1990 Westwood Blvd., Penthouse, Los Angeles, CA 90025. All notices and demands by the Lessee to the Lessor shall be sent by United States Mail, postage prepaid, addressed to the Lessor at 30001 Crown Valley Parkway, Laguna Niguel, CA 92677, or to such other person or place as the Lessor may from time to time designate in a notice to the Lessee.

33. TITLES AND CAPTIONS: The title or captions of the Paragraphs of this Lease are for reference purposes only and have no effect upon the construction or interpretation of any part hereof. The use herein of the singular includes the plural and vice versa, and the use herein of the neuter gender includes the masculine and the feminine and vice versa, whenever and wherever the context so requires.

34. TIME: Time is of the essence of this Lease and each and all of its provisions in which performance is a factor.

35. SUCCESSORS: The terms and provisions of this Lease shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors, and assigns of Lessor and Lessee.

36. FINANCIAL STATEMENTS: Lessee shall provide Lessor with a current financial statement and/or credit information prior to the signing of this Lease. Lessee shall also provide Lessor, upon request, with its current financial statement or credit information during the term of this Lease and extensions. Any such subsequent requests shall only be made for the purpose of financing or transferring ownership of the property of which the premises are a part. All such financial statements shall be received by Lessor in confidence and shall be used only for the purposes herein set forth.

37. PLATS AND RIDERS: Clauses, plats and riders, if any, signed by Lessor and Lessee and endorsed on or affixed to this Lease are a part hereof.

38. BREACH BY LESSOR: Lessor shall be in breach of this Lease if at any time during the term of this Lease it fails to observe or perform any of its covenants, agreements or obligations hereunder and such notice to Lessor of such failure; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance, then Lessor shall not be in breach if Lessor commences performance within such thirty (30) period and thereafter diligently prosecutes the same to completion.

39. AUCTIONS: Lessee shall not conduct or permit to be conducted any sale by auction in, upon or from the demised premises, whether said auction be voluntary, involuntary, pursuant to any assignment for the benefit of creditors or pursuant to any bankruptcy or other insolvency proceeding.

40. ESTOPPEL CERTIFICATE: Within twenty (20) days after request by Lessor, Lessee shall execute, acknowledge, and deliver to Lessor a statement in writing
(a) certifying that this Lease is unmodified and in full force and effect, or if modified, is in full force and effect and the date to which the rent and other charges are paid in advance, if any, and (b) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by Lessor and any prospective purchaser or encumbrancer of the Premises.

Lessee's failure to deliver such statement within such time shall be conclusive upon Lessee (a) that this Lease is in full force and effect, without modification except as may be represented by Lessor, (b) that there are no uncured defaults in Lessor's performance, and (c) that not more than one (1) month's rent has been paid in advance.

Lessee.shall have the right to request an Estoppel Certificate from Lessor in the same manor as stated for Lessor.

41. RECONSTRUCTION: In the event the premises or the building of which the premises are a part are damaged by fire or other perils covered by extended coverage insurance, Lessor agrees to forthwith repair the same; and this Lease shall remain in full force and effect, except that Lessee shall be entitled to a proportionate reduction of rent while such repairs are being made, such proportionate reduction to be based upon the extent to which the making of such repairs shall interfere with the business carried on by Lessee in the Premises.

In the event the premises or the building of which the premises are a part are damaged as a result of a cause other than the perils covered by fire and extended coverage insurance, then Lessor shall forthwith repair the same, provided the extent of the destruction be less than twenty-five percent (25%) of the then full replacement value of the premises or the building of which the premises are a part. In the event the destruction of the premises or of the building is to an extent greater than the twenty-five percent (25%) of the then full replacement value, then Lessor shall have the option either:


(a) to repair or restore such damage, this Lease continuing in full force and effect, but the rent to be proportionately reduced as hereinabove in this paragraph provided; or,

(b) to give notice to Lessee at any time within thirty (30) days after such damage, terminating this Lease as of the date specified in such notice, which date shall be no less than thirty (30) days and no more than sixty (60) days after the giving of such notice. In the event of giving of such notice, this Lease shall expire and all interest to the Lessee in the premises shall terminate on the date so specified in such notice and the rent, reduced by any proportionate reduction, based upon the extent, if any, to which such damage interfered with the business carried on by Lessee in the premises, shall be paid up to date of such termination.

Notwithstanding anything to the contrary contained in this paragraph, Lessor shall not have any obligation whatsoever to repair, reconstruct or restore the premises when the damage resulting from any casualty covered under this paragraph occurs during the last twelve (12) months of the term of this Lease or any extension thereof.

Lessor shall not be required to repair any injury or damage by fire or other cause, or to make any repairs or replacements of any panels, decoration, office fixtures, railing, ceiling, floor covering, partitions, or any other property installed in the premises by Lessee.

42. DEPOSIT AGREEMENT: Lessor and Lessee hereby agree that Lessor shall be entitled to immediately endorse and cash Lessee's good faith rent and security deposit check(s) accompanying this Lease. It is further agreed and understood that such action shall not guarantee acceptance of this Lease by Lessor but in the event Lessor does not accept this Lease, the deposit shall be refunded in full to Lessee. This Lease shall be effective and Lessee shall be permitted to occupy the Premises only after Lessee has received a copy fully executed by Lessor.

43. SIGNS: Lessee shall install and maintain in good repair a store front sign, at its sole cost and expense including the cost of electricity therefor, provided that Lessee complies with the following conditions in connection therewith: (a) prior to installation of such sign, Lessee at its sole cost and expense, is to obtain from the governmental authorities having jurisdiction thereof, all approvals necessary for the installation, erection and maintenance of such sign; (b) Lessor shall have approved, in writing, Lessee's plans for its sign as to dimension, content, material, location and design prior to the erection thereof; and (c) such sign when installed shall comply with all requirements of governmental authority having jurisdiction thereof. Lessee shall not have the right to install any sign(s) in the parking areas or elsewhere in or on the Premises or in the Center except as provided in this Paragraph. Lessee agrees that it will not place on the roof or any exterior wall (including both the interior and exterior surfaces of windows and doors) of the Premises any sign, symbol, advertisement, neon, flashing or other light, shade, or any other object or thing visible to public view outside of the Premises, without first obtaining Lessor's approval as to whether the same shall be so installed or placed and, if so, as to the location, number, type and appearance of each thereof. Lessee shall not alter or modify sign in any way except with Lessor's approval.

44. PARKING: Lessee shall have the right to use the parking lot located in the common area adjacent to said building for the parking of motor vehicles, only in accordance with, and subject to such rules and regulations as Lessor may adopt from time to time for the orderly operation of said parking area.

45. PARKING LOT MAINTENANCE: Lessor shall periodically, on an "as needed" basis, conduct maintenance and repairs to the parking lot, including resealing, repairing holes, maintaining striping etc.. Lessee agrees to reimburse Lessor for its proportionate share of all such costs incurred, which shall be included as additional rent on Exhibit A.

46. LANDSCAPING: Lessor shall maintain and refurbish when necessary, all landscaping in the shopping center and Lessee shall reimburse Lessor its proportionate share of all such costs, which shall be included as additional rent on Exhibit A.

47. UNAVOIDABLE DELAY: If either party shall be delayed or prevented from the performance of any act required by this Lease by reason of acts of God, strikes, lockouts, labor troubles, inability to procure materials, restrictive governmental laws, or regulations or other cause, without fault and beyond the reasonable control of the party obligated (financial inability excepted), performance of such act shall be excused for the period of the delay; and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay, provided, however, nothing in this paragraph shall excuse Lessee from the prompt payment of any rental or other charge required of Lessee except as may be expressly provided elsewhere in this Lease.


48. CORPORATIONS: Should the Lessee be a corporation, all signatories for the corporate Lessee warrant that any such signatories have all the necessary corporate authority to enter into this Lease agreement and assume all liability in their individual capacities for guaranteeing such corporate authority.

49. RECORDING: Should this Lease be recorded with the County Recorder's Office, any such recording will be subordinated to all trust deeds that may be placed on the property and all required easements by municipal authorities or utility companies.

50. AIR CONDITIONING ADEQUACY: Heating and air conditioning installation has been designed for normal usage and Lessor does not warranty the adequacy of such installation for high requirement uses such as, but not limited to, restaurants. Lessee at Lessee's expense, shall increase the capacity of the heating and air conditioning systems as may be required by Lessee's special usage of the premises.

51. PRIOR AGREEMENTS: This lease contains the entire agreement of the parties hereto and any and all oral and written agreements, understanding, representations, warranties, promises and statements of the parties hereto and their respective officers, directors, partners, agents and brokers with respect to the subject matter of this lease and any matter covered or mentioned in this lease shall be merged in this lease and no such prior oral or written agreement, understanding, representation, warranty, promise or statement shall be effective or binding for any reason or purpose unless specifically set forth in this lease. No provision of this lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding on any party until fully executed by both parties hereto.


52. OPTION: Lessee shall have the right, to be exercised as hereinafter provided, to extend this Lease for 3- five (5) year options provided no default is existing or continuing in the performance of any of the terms of this Lease, at the time of exercise, or at commencement of, this Option Term. Lessee shall exercise its right to a renewal in the following manner:

At least ninety (90) days, but not earlier than one hundred and eighty (180) days, prior to the expiration of the initial term, Lessee shall notify Lessor in writing of its election to exercise this Option Term. Lessee shall have the right to exercise it's option to renew earlier that 180 days prior to the expiration of the initial term provided Lessor gives notice to Lessor in writing via certified mail, return receipt requested

The Base Monthly Rental as set forth in this Lease shall be increased on the first day of each five year option period. The first adjustment will be made by consulting the Consumer Price Index published by the

Bureau   of  Labor   Statistics,   U.S.   Government,   using   the  CPI-U  Los
Angeles-Anaheim-Riverside, year 1982-84=100. Whatever percentage increase occurs each sixty (60) months will be added to the base monthly rent for the ensuing sixty (60) month period. In no case shall the rent fall below the most recent adjusted rent.

Should the bureau discontinue the publication of the above Index, or publish same less frequently, or alter same in some other manner, then Lessor shall adopt a substitute index or substitute procedure which reasonably reflects and monitors consumer prices.

However, the rent payable shall in no event be less than the rent payable during the last year of the initial term, increased by not less than the increase in the consumer Price Index since the last sixty (60) months of the initial term as published by the Bureau of Labor Statistics of the United States Department of Labor CPI-U Los Angeles-Anaheim-Riverside, year 1982-84=100, or a successor or substitute index appropriately adjusted if such index ceases to be published; and the escalations shall in no event be less than those detailed in the lease for the initial term.

The Base Rent for each option period shall not be increased more than 15% for the ensuing five (5) years.

The Security Deposit will be adjusted to the equivalent of one month's rent for the first year of the Option Term. Upon giving of such notice in the first paragraph hereof and agreement of rental as described in the second paragraph hereof, Lessor and Lessee shall exercise an Addendum to this Lease specifying such agreement, and this Lease, subject to the terms of this provision, shall be deemed to be renewed and the terms hereof renewed for a period of five (5) years from date of the expiration of the initial term and the other terms of this Lease shall continue in full force and effect during said Option Term without the execution of any further lease or instrument.

In the event the Lessee does not operate the business or maintain the premises (including fixtures, fittings and merchandise) in a manner consistent with the shopping center, the Lessor reserves the right not to grant the Option Term, such right not to be unreasonably withheld.

53. BASE RENT ABATEMENT: Lessee is granted 120 days free Base Rent. Although Lessee has been given free Base Rent, Lessee shall pay all Additional Rent (as provided for in Paragraph 5) during the free Base Rent period. The entire Base Rent otherwise due and payable for the rent abatement period shall become immediately due and payable upon occurrence of an event of default by Lessee under this Lease during the first year of this Lease Term.

IN WITNESS WHEREOF, the parties hereto have duly executed this instrument this 29th day of June, 1995.


LESSEE:                                           /s/Harry Shuster
                                                -------------------------------
                                                   Harry Shuster, President
                                                      Planet Kids, Inc.  A
                                                   California Corporation

Residence Address: 8800 Irvine Center, Irvine, CA 92718 Residence phone number, if needed in an emergency: (714) 837-1200


LESSOR:                                           /s/Chandelle Humphries
                                                 ------------------------------
                                                  Chandelle Humphries, Trustee
                                                        Magnolia Square

                                GUARANTY OF LEASE



         THIS GUARANTY OF LEASE is executed as of June 29, 1995 by United Leisure Corporation (collectively, "Guarantors") in favor of ("Landlord"), with reference to the following facts:

         A. Landlord, as landlord, and Planet Kids, Inc., a California Corporation, as tenant ("Tenant") , are about to execute that certain Shopping Center Lease dated June 29, 1995 (the "Lease") covering certain premises (the "Premises") described therein situated at California.

         B. Landlord has required as a condition precedent to the execution of the Lease that Guarantors execute and deliver to Landlord this Guaranty of Lease.

         NOW, THEREFORE, IN CONSIDERATION OF the execution of the Lease by Landlord and as a material inducement to Landlord to execute the Lease, Guarantors hereby agree as follows:

         1. Guarantors hereby jointly and severally unconditionally guarantee to Landlord and its successors and assigns, without deduction by reason of setoff, defense or counterclaim, the timely payment of all amounts that Tenant may at any time owe under the Lease, or any extensions, renewals or modifications of the Lease, and further guarantee to Landlord the full, faithful and timely performance by Tenant of all of the covenants, terms and conditions of the Lease, or any extensions, renewals or modifications of the Lease (collectively, tenant's Obligations"). If Tenant shall fail at any time to pay any rent or any other sums, costs or charges whatsoever, or to perform any of the other covenants and obligation of Tenant under the Lease, then Guarantors, at there expense, shall on demand by Landlord fully and promptly pay all rent, sums, costs and charges to be paid and perform all other covenants and obligations to be performed by Tenant under or pursuant to the Lease, and in addition shall on demand by Landlord pay to Landlord any and all sums due to Landlord, including, without limitation, all interest on past due obligations of Tenant, costs advanced by Landlord, damages and all expenses (including, without limitation, court costs and reasonable attorneys' fees) incurred by, Landlord that may arise in consequence of Tenant's default under the Lease and in seeking to enforce this Guaranty of Lease.

         2. The obligations of Guarantors hereunder are independent of the obligations of Tenant. A separate action or actions may, at Landlord's option, be brought and prosecuted against Guarantors individually or jointly, whether or not any action in first or subsequently brought against Tenant, or whether or not Tenant is joined in any such action, and Guarantors may be joined in any action or proceeding commenced by Landlord against Tenant arising out of, in connection with or based upon the Lease. Guarantors hereby waive all right to assert or plead at any time any statute of limitations as relating to the Lease, the obligations of Guarantors hereunder and any and all surety or other defenses in the nature thereof including, without limitation, the provisions of California Civil Code Section 2845 or any similar, related or successor provision of law. In addition, Guarantors ' hereby waive any rights to
(a) require Landlord to proceed against Tenant or any other person or entity or pursue any other remedy in landlord's power whatsoever, (b) complain of delay in the enforcement of Landlord his rights under the Lease or under this Guaranty; and (c) require Landlord to proceed against or exhaust any security held from Tenant or Guarantors. Guarantors waive any defense arising by reason of any disability or other defense of Tenant or by reason of the cessation from any cause whatsoever of the liability of Tenant. Guarantors waive all demand upon and notices to Tenant and to Guarantors, including, without limitation, demands for payment or performance, and notices of nonperformance or nonpayment.

         3. Any act of Landlord, or its successor* or assigns, consisting of a waiver of any of the terms or conditions of the Lease, or the giving of any consent to any matter or thing relating to the Lease, or the granting of any indulgences or extensions of time to Tenant, may be done without notice to Guarantors and without releasing Guarantors from any of their obligations hereunder.

         4. Guarantors' liability hereunder shall in no way be affected by (a) the release or discharge of Tenant in any creditors, receivership, bankruptcy or other proceeding (b) the impairment, limitation or modification of the liability of Tenant, or the estate of Tenant in bankruptcy, or of any remedy for the enforcement of Tenant liability under the Lease resulting from the operation of any present or future provision of the Bankruptcy Code or any successor statute or any other statute or from the decision of any court; (c) Landlord's receipt, application or release of any security given for Tenant's performance and observance of Tenant's Obligations (d) the rejection or disaffirmance of the Lease in any such proceedings,, (e) the assignment or transfer of the Lease or subletting of the Premises by Tenant; (f) the assignment or transfer of the Lease or this Guaranty of Lease by Landlord; (g) the exercise by Landlord of any of its rights or remedies reserved under the Lease or by law; or (h) any termination of the Lease,

         5. Until all of Tenant's obligations are fully performed and observed, Guarantors (a) shall have no right of subrogation against Tenant by reason of any payments or acts of performance by Guarantors hereunder, and (b) subordinate any liability or indebtedness of Tenant now or hereafter held by Guarantors to the obligations.of Tenant to Landlord under the Lease.

         6. This instrument constitute* the entire agreement between Landlord and Guarantors with respect to the subject matter hereof.

         7. This Guaranty shall be governed by and construed in accordance with the laws of the State of California.

         8. Should Landlord desire to give any notice to Guarantors, such notice shall be in writing and may be given by personal service or by . certified or registered mail, postage prepaid, return receipt requested, to Guarantors at the respective addresses indicated below. Guarantors -may by written notice given in the manner described in the preceding sentence designate a different address for notice purposes. Any notice sent by mail shall be deemed delivered within seventy-two (72) hours after mailing.

         9. Any action to declare or enforce any rights or obligations under this Guaranty may be commenced by Landlord in the Superior Court of Laii Ancleles County. Guarantors hereby consent to the jurisdiction of such court for such purposes and agree that any notice, complaint or other legal process therein may be delivered to Guarantors in accordance with the above notice provisions and that any notice, complaint or other legal process so delivered shall constitute adequate notice and service of processing for all purposes and shall subject Guarantors to the jurisdiction of such Court for purposes of adjudicating any %matter related to this Guaranty. *

         IN WITNESS WHEREOF, Guarantors have executed this Guaranty of Lease as of the date first written above.

Address:  United Leisure Corporation
8800 Irvine Center Drive
- - -------------------------------------
                                             /s/Harry Shuster
- - -------------------------------------        -----------------------------------
                                             Harry Shuster, President

Irvine,  California
- - ------   ----------------------------


Landlord-Received
Address:                                     /s/Chandelle Humphries
                                             -----------------------------------
                                             Chandelle Humphries, Trustee
- - -------------------------------------

- - -----,  -----------------------------






* Notwithstanding anything to the contrary set forth in this Guaranty, Guarantor does not waive any rights it may have to require Landlord co (I) proceed against Tenant, (ii) proceed against or exhaust any security that Landlord holds from Tenant or (iii) pursue any other remedy In Landlord's power. accordingly, Landlord must first exhaust all of its rights and remedies against Tenant before it may proceed against Guarantor under this Guaranty, so long as such efforts appear to have a reasonable chance of success, as determined by Landlord in its sole discretion.








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